Exhibit 10.14

THIRD AMENDMENT TO THE

AEGLEA BIOTHERAPEUTICS, INC.

2018 EQUITY INDUCEMENT PLAN

WHEREAS, Aeglea BioTherapeutics, Inc., a Delaware corporation (the “Company”) maintains the Aeglea BioTherapeutics, Inc. 2018 Equity Inducement Plan, as amended on June 22, 2023 and August 30, 2023 (the “Plan”); and

WHEREAS, pursuant to Section 17 of the Plan, the Board of Directors (the “Board”) may amend the Plan at any time and for any purpose as permitted by law, including to increase the maximum number of Shares for which awards may be granted under the Plan.

NOW, THEREFORE, pursuant to its authority under Section 17 of the Plan, the Board hereby amends the Plan as follows, effective as of October 30, 2023 (the “Amendment Effective Date”):

1.	Section 2.1 of the Plan is hereby amended and restated in its entirety to read as follows:

“2.1 Number of Shares Available. Subject to Sections 2.4 and 15 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan is 6,044,000.”

2.	This Third Amendment shall be governed by and construed in accordance with the laws of the State of Delaware (excluding its conflict of law rules).

3.

All capitalized terms used but not otherwise defined herein shall have the meaning assigned to them in the Plan. Except as expressly amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Third Amendment to the Aeglea BioTherapeutics, Inc. 2018 Equity Inducement Plan, effective as of the Amendment Effective Date.

AEGLEA BIOTHERAPEUTICS, INC.

By:	/s/ Cameron Turtle
Name: Cameron Turtle
Title: Chief Operating Officer

SIGNATURE PAGE TO

THIRD AMENDMENT TO THE

AEGLEA BIOTHERAPEUTICS, INC.

2018 EQUITY INDUCEMENT PLAN